UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2010

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31369 (Commission File Number)	65-1051192 (IRS Employer Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

     On October 4, 2010, CIT Group Funding Company of Delaware LLC (“CIT Funding”) delivered to Deutsche Bank Trust Company Americas (“Deutsche Bank”), as trustee, a notice of CIT Funding’s intention to redeem all of CIT Funding’s 10.25% Series B Second Lien Notes maturing in 2015 and 2016. The Series B Notes were issued on December 10, 2009 in connection with CIT Group Inc. and CIT Funding’s reorganization. As provided in the Indenture governing the Series B Notes, the Redemption Price will be 103.5% of the aggregate principal amount redeemed.

     The aggregate principal amount of Series B Notes to be redeemed is $859,682,439, and represents the entire outstanding principal amounts of the 2015 Series B Notes and the 2016 Series B Notes. After this redemption, $752,222,135 principal amount of the 2017 Series B Notes will remain outstanding

     A copy of the Notice to Deutsche Bank is attached as Exhibit 99.1

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice by CIT Group Funding Company of Delaware LLC to Deutsche Bank Trust Company Americas dated October 4, 2010 announcing its intent to redeem $859,682,439 of Series B Notes on November 4, 2010.

Forward-Looking Statement

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

Date: October 5, 2010	By:	/s/ Scott T. Parker
		Name:	Scott T. Parker
		Title:	Executive Vice President and Chief Financial Officer